CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File Nos. 2-87671, 33-13083, 33-20432, 33-23822, 33-41083, 33-54438, 33-59027, 33-62029,
333-15335, 333-26375, 333-43775 and 333-41955.



ARTHUR ANDERSEN LLP

Salt Lake City, Utah
March 30, 1998

                                  EXHIBIT INDEX


     The  following  exhibits  are filed as part of this  Annual  Report on Form
10-K:

Exhibit
Number                           Description
       3.(i).1        (14)       Restated Certificate of Incorporation of the Company, as amended

       3.(ii).1       (14)       By-Laws of the Company, as amended

       4.1             (7)       Indenture, dated March 13, 1996, between the Company and State Street
                                 Bank and Trust Company

       4.2             (3)       Rights Agreement dated as of July 28, 1989 between the Company and
                                 The First National Bank of Boston, as Rights Agent

       4.2(a)          (4)       Amendment No. 1 dated September 24, 1990 to Rights Agreement dated as of July 28, 1989 between the Company and The First National Bank of Boston

       4.3                       Instruments  with  respect  to other  long-term debt of the Company and its Consolidated subsidiaries are omitted pursuant to Item 601(b)
                                 (4)(iii) of Regulation S-K since the total amount authorized under each such omitted Instrument  does not  exceed 10  percent of the total assets of the Company and its subsidiaries on a consolidated basis. The Company hereby agrees to furnish a copy of any such instrument to the Securities and Exchange Commission upon request.

**     10.1            (1)       1981 Stock Option Plan of the Company, as amended

**     10.2            (1)       1987 Stock Option Plan of the Company, as amended

**     10.3            (1)       1987 Director Stock Option Plan of the Company, as amended

**     10.4           (10)       1995 Director Stock Option Plan of the Company, as amended

**     10.5            (2)       Form of Indemnification Agreement between the Company and each of its directors

**     10.6           (11)       1997 Stock Incentive Plan

**     10.7           (12)       Iomega Corporation Nonqualified Deferred Compensation Plan

**     10.8            (5)       Employment Letter dated November 29, 1993 between the Company and
                                 Kim Edwards

**     10.9            (6)       Iomega Incentive Plan for Kim B. Edwards

**     10.10          (13)       1997 Bonus Plan

       10.11           (3)       Rights Agreement dated as of July 28, 1989 between the Company and
                                 The First National Bank of Boston, as Rights Agent

       10.12(a)        (4)       Amendment No. 1 dated September 24, 1990 to Rights Agreement dated as of July 28, 1989 between the Company and The First National
                                 Bank of Boston

       10.13           (7)       Indenture, dated March 13, 1996, between the Company and State Street
                                 Bank and Trust Company

       10.14          (13)       $200 million Credit Agreement, dated March 11, 1997.

       10.14(a)       (13)       Pledge Agreement, dated March 11, 1997.

       10.14(b)       (13)       Security Agreement, dated March 11, 1997.

       10.14(c)                  First Amendment to $200 Credit Agreement dated January 23, 1998.

       10.15           (8)       Lease Agreement dated January 25, 1996 between the Company and
                                 Boyer Iomega LLC, by the Boyer Company, L.C., its Manager

       10.16           (9)       Agreement for the Sale and Purchase of Assets in Malaysia, dated
                                 September 13, 1996, between the Company and Quantum Corporation.

       10.16(a)        (9)       Exhibit A to the Agreement for the Sale and Purchase of Assets in
                                 Malaysia, dated September 13, 1996, between the Company and Quantum
                                 Corporation - Preliminary Form of Secured Promissory Note

       10.16(b)        (9)       Exhibit B to the Agreement for the Sale and Purchase of Assets in
                                 Malaysia, dated September 13, 1996, between the Company and Quantum
                                 Corporation - The Indemnification Agreement

       10.17                     Lease  Agreement  dated May 13,  1997,  between the  Company and Liberty  Property
                                 Limited Partnership.

       13.1                      Portions of the  Company's  1997 Annual  Report
                                 (which is not deemed to be "filed" except to the extent that portions thereof are expressly incorporated by reference in this Annual Report of Form 10-K)

       21.1                      Subsidiaries of the Company

       23.1                      Consent of Independent Public Accountants (appears on page 26 of this
                                 Annual Report on Form 10-K)

       27.                       Financial Data Schedule (only filed as part of electronic copy)

---------------------------

**                               Management contract or compensation plan or arrangement required to be filed as an exhibit pursuant to Item 14(c) of Form 10-K

       (1)                       Incorporated   herein  by   reference   to  the
                                 exhibits to the Company's Annual Report on Form
                                 10-K for the year ended December 31, 1991
                                 (File No. 0-11963).

       (2)                       Incorporated   herein  by   reference   to  the
                                 exhibits to the Company's Annual Report on Form
                                 10-K for the year ended December 31, 1992
                                 (File No. 0-11963).

       (3)                       Incorporated herein by reference to the exhibits to the Company's
                                 Current Report on Form 8-K filed on August 12, 1989
                                 (File No. 0-11963).

       (4)                       Incorporated herein by reference to the exhibits to the Company's
                                 Amendment No. 1 to Current Report on Form 8-K filed on
                                 September 25, 1990 (File No. 0-11963).

       (5)                       Incorporated   herein  by   reference   to  the
                                 exhibits to the Company's Annual Report on Form
                                 10-K for the period ended December 31, 1994
                                 (File No. 0-11963).

       (6)                       Incorporated   herein  by   reference   to  the
                                 Exhibits to the Company's  Quarterly  Report on
                                 Form 10-Q for the period ended October 1, 1995
                                 (File No. 0-11963).

       (7)                       Incorporated herein by reference to the exhibits to the Company's
                                 Registration Statement on Form S-3. (File No. 33-64995)

       (8)                       Incorporated   herein  by   reference   to  the
                                 exhibits to the Company's Annual Report on Form
                                 10-K for the period ended December 31, 1995
                                 (File No. 0-11963).

       (9)                       Incorporated   herein  by   reference   to  the
                                 exhibits to the Company's  Quarterly  Report on
                                 Form 10-Q for the period  ended  September  29,
                                 1996 (File No. 0-11963).

      (10)                       Incorporated   herein  by   reference   to  the
                                 exhibits to the Company's Annual Report on Form
                                 10-K for the period ended December 31, 1996
                                 (File No. 1-12333).

      (11) Incorporated by reference to Appendix to the Company's definitive Proxy Statement for the 1997 Annual Meeting of Stockholders
                                 (File No. 1-12333).

      (12) Incorporated by reference to the exhibits to the Company's Registration Statement on Form S-8
                                 (File No.333-43775)

      (13)                       Incorporated   herein  by   reference   to  the
                                 exhibits to the Company's  Quarterly  Report on
                                 Form 10-Q for the period ended March 30, 1997
                                 (File No. 1-12333).

      (14)                       Incorporated   herein  by   reference   to  the
                                 exhibits to the Company's  Quarterly  Report on
                                 Form 10-Q for the period ended June 29, 1997
                                 (File No. 1-12333).
